UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

January 19, 2012

Date of Report (Date of earliest event reported):

INTUIT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue

Mountain View, CA 94043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 944-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Amendment of the Employee Stock Purchase Plan

At the Annual Meeting of Stockholders of Intuit Inc. (“Intuit”) held on January 19, 2012, Intuit’s stockholders approved an amendment to Intuit’s Employee Stock Purchase Plan (the “Plan”). The amendment was approved by Intuit’s Board of Directors, subject to the approval of Intuit’s stockholders, and became effective with such stockholder approval on January 19, 2012.

As a result of such stockholder approval, the Plan was amended to increase the number of shares authorized for issuance under the Plan by 4,000,000 shares (from 16,800,000 shares to 20,800,000 shares).

A more complete description of the terms of the Plan and the material amendments and modifications thereto can be found in “Proposal No. 3 - Approval of An Amendment to The Employee Stock Purchase Plan” (pages 64 through 67) in Intuit’s definitive proxy statement dated November 23, 2011, and filed with the Securities and Exchange Commission on November 23, 2011. The foregoing descriptions are qualified in their entirety by reference to the Plan, a copy of which is filed as Exhibit 99.01 to the S-8 Registration Statement filed by Intuit on January 20, 2012.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Intuit’s Annual Meeting of Stockholders was held on January 19, 2012. At the meeting, stockholders:

1.	Elected 8 persons to serve as directors of Intuit;

2.	Ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for fiscal year ended July 31, 2012;

3.	Approved an amendment to the Employee Stock Purchase Plan;

4.	Approved the non-binding advisory resolution on executive compensation; and

5.	Approved, on a non-binding advisory basis, holding future advisory votes on executive compensation every year.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1.	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Christopher W. Brody	232,387,017	18,705,562	439,610	17,313,086
William V. Campbell	231,505,223	19,812,947	214,019	17,313,086
Scott D. Cook	243,800,453	7,547,142	184,594	17,313,086
Diane B. Greene	248,601,811	2,497,341	433,037	17,313,086
Edward A. Kangas	225,411,978	25,680,567	439,644	17,313,086
Suzanne Nora Johnson	247,711,069	3,388,303	432,817	17,313,086
Dennis D. Powell	248,633,341	2,460,007	438,841	17,313,086
Brad D. Smith	244,374,229	6,970,285	187,676	17,313,086

2.	Ratification of Selection of Ernst & Young LLP to serve as Independent Registered Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes
265,559,144	2,997,174	288,957

3.	Approval of the Amendment to the Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
249,134,084	1,630,269	767,836	17,313,086

4.	Advisory Resolution on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
232,834,567	16,849,461	1,848,161	17,313,086

5.	Advisory Resolution on Frequency of Future Executive Compensation Advisory Votes.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
232,595,750	803,298	17,807,903	325,238	17,313,086

As disclosed above, at the Annual Meeting of Stockholders, the stockholders voted on an advisory basis, to hold an advisory vote on named executive officer compensation every year, which also was the recommendation of Intuit’s Board of Directors. Consistent with this result, Intuit intends to hold an advisory vote on named executive officer compensation on an annual basis until the next required vote on the frequency of advisory votes, or until the Board of Directors otherwise determines that a different frequency for these votes is in the best interests of Intuit’s stockholders.

ITEM 8.01	OTHER EVENTS

In December 2011, Scott D. Cook, founder and board member of Intuit Inc., adopted a stock trading plan on behalf of his family trust, of which he is a trustee, to sell up to 800,000 shares of Intuit common stock and contribute up to 80,000 additional shares to the Valhalla Charitable Foundation between February 2012 and December 2012. Subject to the terms and conditions of this plan, Mr. Cook’s family trust will periodically sell up to 800,000 shares and contribute up to 80,000 shares to the charitable foundation provided certain limit prices are reached.

In December, 2011, Brad D. Smith, Chief Executive Officer, President and board member of Intuit Inc., adopted a stock trading plan related to the exercise and sale of up to 260,000 shares of Intuit common stock issuable under options granted in June and July 2005. Subject to the terms and conditions of this plan, a brokerage firm may periodically exercise Mr. Smith’s stock options and sell the issued shares at predetermined minimum prices before the options expire in June and July 2012.

In January 2012, Kiran M. Patel, Executive Vice President of Intuit Inc., adopted a stock trading plan related to the exercise and sale of up to 125,000 shares of Intuit common stock issuable under options granted in 2006 and 2007. Subject to the terms and conditions of this plan, a brokerage firm may periodically exercise Mr. Patel’s stock options and sell the issued shares at predetermined minimum prices between February 2012 and March 2013.

These plans are intended to satisfy the requirements of Rule 10b5-1 of the Exchange Act and were adopted in accordance with Intuit’s policies regarding securities transactions. Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock.

Transactions under these plans will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.

The Valhalla Charitable Foundation also adopted a stock trading plan in December 2011 to sell up to 80,000 shares of Intuit stock contributed by Mr. Cook’s family trust during the same period provided certain limit prices are reached.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit	Description

10.01	Intuit Inc. Employee Stock Purchase Plan, as amended through January 19, 2012 (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-179110) filed by the registrant with the Securities and Exchange Commission on January 20, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2012	INTUIT INC.

	By:	/s/ Laura A. Fennell
Laura A. Fennell
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.01	Intuit Inc. Employee Stock Purchase Plan, as amended through January 19, 2012 (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-179110) filed by the registrant with the Securities and Exchange Commission on January 20, 2012).